Exhibit 10.1

Execution Copy

SPONSOR LETTER AGREEMENT

This SPONSOR LETTER AGREEMENT (this “Agreement”), dated as of December 5, 2022, is made by and among SportsMap Tech Acquisition Corp., a Delaware corporation (“SportsMap”), Infrared Cameras Holdings, Inc., a Delaware corporation (the “Company”), SportsMap, LLC, a Delaware limited liability company (the “Sponsor”), and each undersigned party identified as an insider on the signature page hereto (collectively, the “Insiders”). SportsMap, the Company, the Insiders and the Sponsor shall be referred to herein from time to time collectively as the “Parties” and each individually as a “Party”. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Business Combination Agreement (as defined below).

RECITALS

A.            Contemporaneously with the execution and delivery of this Agreement, SportsMap, the Company and ICH Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of SportsMap (“Merger Sub”), entered into that certain Business Combination Agreement, dated as of the date hereof (as it may be amended, restated or otherwise modified from time to time in accordance with its terms, the “Business Combination Agreement”).

B.            As of the date hereof, each of Sponsor and the Insiders is the holder of record and beneficial owner of, and has voting power (including, without limitation, by proxy or power of attorney) and dispositive power over, the issued and outstanding equity securities of SportsMap as set forth opposite such Sponsor or Insider’s name on Schedule I (the “Shares” together with any warrants or other equity securities of SportsMap that such Party holds of record or beneficially, as of the date of this Agreement, or acquires record or beneficial ownership of after the date hereof, collectively, the “Securities”).

C.            As a condition to the willingness of the Company to enter into the Business Combination Agreement, and as an inducement and in consideration therefor, and in view of the valuable consideration to be received by Sponsor and the Insiders thereunder, and the expenses and efforts to be undertaken by SportsMap and the Company to consummate the Transactions, SportsMap, the Company, Sponsor and the Insiders desire to enter into this Agreement and agree to certain matters as set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, each intending to be legally bound, hereby agree as follows:

1.            Agreement to Vote. Each of the Sponsor and each Insider hereby irrevocably and unconditionally agrees, with respect to all of the Securities (as defined below) of such Person, during the Term:

(a)            at any meeting of the shareholders of SportsMap or any class or series thereof, and in any action by written consent or resolution of the shareholders of SportsMap, to be present for such meeting (in person or by proxy), or otherwise cause its Securities to be counted as present thereat for purposes of establishing a quorum and to vote or provide consent (or cause to be voted or consented and to the extent such Shares have voting rights) in person or by proxy, all of such Party’s Securities: (i) to approve and adopt the Transaction Proposals and the Transactions; (ii) in favor of any actions required or otherwise sought in furtherance of the Merger, the Company Note Conversion, the transactions contemplated by the Business Combination Agreement and the Ancillary Documents, and any amendments to the Company’s Governing Documents required pursuant to the terms of the Business Combination Agreement; (iii) against, and withhold consent with respect to, (A) any SportsMap Acquisition Proposal and any and all other proposals for any merger, consolidation, tender or exchange offer, reorganization, recapitalization, liquidation, purchase of assets or securities, or other business combination transaction or acquisition proposal involving SportsMap (other than the Business Combination Agreement and the Transactions), or (B) other matter, action or proposal that would reasonably be expected to (1) materially delay or impair the ability of the Company, SportsMap and Merger Sub to consummate the Merger, the Business Combination Agreement or any of the Transactions, (2) be materially inconsistent with the Business Combination Agreement or the Ancillary Documents, or (3) result in a breach of any of the SportsMap’s or Merger Sub’s covenants, agreements or obligations under the Business Combination Agreement or in any of the conditions to the Closing set forth in the Business Combination Agreement not being satisfied; (iv) against, and withhold consent with respect to, any other matter, action or proposal any other action or proposal involving any company that would prevent, materially impede, materially interfere with, materially delay, materially postpone or materially adversely affect the Transactions or would reasonably be expected to result in any of the conditions to the Closing under the Business Combination Agreement not being fulfilled; and (v) in favor of any proposal to adjourn or postpone such meeting of the stockholders of SportsMap to a later date if there are not sufficient votes to approve and adopt the Business Combination Agreement and/or if there are not sufficient shares present in person or by proxy at such meeting of the stockholders of SportsMap to constitute a quorum;

(b)            to refrain from redeeming, electing to redeem or tendering or submitting any of its Securities for redemption in connection with such stockholder approval, the Merger or any other transactions contemplated by the Business Combination Agreement;

(c)            to take, or cause to be taken, all actions and to do, or cause to be done, all things reasonably necessary or as shall be reasonably requested by the Company or SportsMap in order to effect the Merger, the Company Note Conversion and the transactions contemplated by the Business Combination Agreement and any Ancillary Documents, including the Transactions, including, without limitation, executing and delivering all additional documentation so required or requested, including any applicable Ancillary Documents to be executed by such Person pursuant to the Business Combination Agreement, in each case referred to in this clause (b), on the terms and subject to the conditions set forth in this Agreement, the Business Combination Agreement and the Ancillary Documents; and

(d)            without limiting Sections 1(a) and 1(c) above, to, to the extent required, approve and consent to and, if applicable, participate in, the conversion of the Company Convertible Notes and any other Company convertible debt, in each case, at the applicable conversion ratio (including any accrued or declared but unpaid dividends or interest) in accordance with their respective terms immediately prior to the Effective Time as contemplated by the Business Combination Agreement.

The obligations of the Sponsor and each Insider specified in this Section 1 shall apply whether or not the Merger, any of the transactions contemplated by the Business Combination Agreement or any action described above is recommend by SportsMap’s board of directors. Any vote cast or consent given (or withheld) pursuant to this Section 1 shall be cast, or consent shall be given (or withheld), in accordance with such procedures relating thereto as shall ensure that it is duly counted for purposes of determining that a quorum is present and for purposes of recording in accordance herewith the results of such vote or consent. Sponsor and each Insider hereby agrees that it shall not commit or agree to take any action inconsistent with the foregoing.

2.            Waiver of Anti-dilution Protection. Each of the Sponsor and each Insider hereby irrevocably (i) waives, subject to, and conditioned upon, the occurrence of the Closing, to the fullest extent permitted by law and the certificate of incorporation of SportsMap, and (ii) agrees not to assert or perfect, any rights to adjustment or other anti-dilution protections in connection with the transactions contemplated by the Business Combination Agreement.

3.            Transfer of Securities.

(a)            Sponsor and each Insider agrees, as to itself, that during the Term it shall not, and shall cause its Affiliates not to, without SportsMap’s and the Company’s prior written consent, (i) offer for sale, sell (including short sales), transfer, tender, pledge, encumber, assign or otherwise dispose of (including by gift) (collectively, a “Transfer”), or enter into any contract, option, derivative, hedging or other agreement or arrangement or understanding (including any profit-sharing arrangement) with respect to, or consent to, a Transfer of, any or all of such Party’s Securities, (ii) grant any proxies or powers of attorney with respect to any or all of such Party’s Securities, (iii) permit to exist any lien of any nature whatsoever (other than those imposed by (A) this Agreement, (B) the SportsMap Organizational Documents, (C) the Business Combination Agreement and (D) any applicable securities Laws, and, with respect to Sponsor only, (y) the Letter Agreement dated October 18, 2021 (the “Insider Letter”), between SportsMap, the Sponsor, the Insiders and Roth Capital Partners, LLC, and (z) the Investment Management Trust Agreement dated October 18, 2021, between SportsMap and Continental Stock Transfer & Trust Company, in each case, as in effect on the date hereof), with respect to any or all of such Party’s Securities, (iv) deposit any of Sponsor’s or such Insider’s Securities in a voting trust or subject any of such Party’s Securities to any arrangement or agreement with respect to the voting of such Securities (except as provided in this Agreement), or (v) commit or agree, directly or indirectly, or publicly announce any intention, to take any of the foregoing actions. Sponsor and each Insider agree with, and covenant to, SportsMap and the Company that such Party shall not request that SportsMap register the Transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of such Party’s Securities during the Term in contravention of this Section 3(a). Nothing in this Agreement shall prohibit the direct or indirect Transfer of equity or other interests in Sponsor.

(b)            Permitted Transfers. Section 3(a) shall not prohibit a Transfer of Securities by any Insider (i) to any family member or trust for the benefit of any family member, (ii) to any stockholder, member or partner of such Party, if an entity, (iii) to any Affiliate of such Person, or (iv) to any person or entity if and to the extent required by any non-consensual Order, by divorce decree or by will, intestacy or other similar applicable Law, so long as, in the case of the foregoing clauses (i), (ii), (iii) and (iv), the assignee or transferee agrees to be bound by the terms of this Agreement and executes and delivers to the parties hereto a joinder memorializing such agreement.

(c)            In furtherance of the foregoing, SportsMap hereby agrees to (i) place a revocable stop order on all Securities subject to Section 3, including those which may be covered by a registration statement, and (ii) notify SportsMap’s transfer agent in writing of such stop order and the restrictions on such Securities under Section 3 and direct SportsMap’s transfer agent not to process any attempts by the Sponsor or any Insider to Transfer any Securities except in compliance with Section 3; for the avoidance of doubt, the obligations of SportsMap under this Section 3(b) shall be deemed to be satisfied by the existence of any similar stop order and restrictions currently existing on the Securities.

4.            Other Covenants.

(a)            The Sponsor and each Insider hereby agrees to be bound by and subject to (i) Section 5.3 (Confidentiality and Access to Information) and Section 5.4 (Public Announcements) of the Business Combination Agreement to the same extent as such provisions apply to the parties to the Business Combination Agreement, as if the Sponsor is directly a party thereto, and (ii) Section 5.6 (Exclusive Dealing), Section 5.8 (SportsMap Stockholder Approval) and Section 5.9 (Conduct of Business of SportsMap) of the Business Combination Agreement to the same extent as such provisions apply to SportsMap, as if the Sponsor is directly party thereto. Sponsor and each Insider hereby authorize the Company and SportsMap to publish and disclose in any announcement or disclosure, in each case, required by the SEC or Nasdaq (including all documents and schedules filed with the SEC in connection with the foregoing, including the Proxy Statement), Sponsor’s and such Insider’s identity and ownership of the Securities and the nature of such Party’s commitments and agreements under this Agreement, the Business Combination Agreement and any other Ancillary Documents to the extent such disclosure is required by applicable securities laws, the SEC or Nasdaq.

(b)            The Sponsor and each Insider acknowledge and agrees that the Company is entering into the Business Combination Agreement in reliance upon the Sponsor and each Insider entering into this Agreement and agreeing to be bound by, and perform, or otherwise comply with, as applicable, the agreements, covenants and obligations contained in this Agreement and but for the Sponsor and each Insider entering into this Agreement and agreeing to be bound by, and perform, or otherwise comply with, as applicable, the agreements, covenants and obligations contained in this Agreement, the Company would not have entered into, or agreed to consummate the transactions contemplated by, the Business Combination Agreement.

(c)            Sponsor and each Insider hereby agrees, (i) except for transfers expressly permitted by, and effected in accordance with, Section 3 hereof, not to deposit, and to cause its Affiliates not to deposit, except as provided in this Agreement, any Securities owned by such Person or its Affiliates in a voting trust or subject any Securities to any arrangement or agreement with respect to the voting of such Securities, unless specifically requested to do so by the Company and SportsMap in connection with the Business Combination Agreement, the Ancillary Documents and any of the Transactions, (ii) not to, and to cause its Affiliates not to, bring, commence, institute, join in, maintain, voluntarily aid, finance, facilitate, assist, encourage or prosecute, and to take, and to cause its Affiliates to take, all actions necessary to opt out of any class in any class action with respect to, any claim, appeal, litigation, arbitration, derivative, proceeding or otherwise, against SportsMap, Merger Sub, the Company or any of their respective successors or directors (A) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement, or (B) alleging a breach of any fiduciary duty of any Person (including the board of directors of SportsMap or any member or committee thereof) in connection with the evaluation, negotiation or entry into the Business Combination Agreement or the Transactions, and (iii) to refrain from exercising any dissenters’ rights or rights of appraisal under applicable Law at any time with respect to the Merger, the Business Combination Agreement, the Ancillary Documents and any of the Transactions, including pursuant to the DGCL.

(d)            Changes to Securities. In the event of a stock dividend or distribution, or any change in the shares of capital stock of SportsMap by reason of any stock dividend or distribution, stock split, recapitalization, combination, conversion, exchange of shares or the like, the term “Securities” shall be deemed to refer to and include the Securities as well as all such stock dividends and distributions and any securities into which or for which any or all of the Securities may be changed or exchanged or which are received in such transaction. Sponsor and each Insider agrees to, during the Term, notify SportsMap and the Company promptly in writing of the number and type of any changes to Sponsor’s or such Insider’s ownership of or voting control with respect to Securities or upon such Party’s acquisition of, or commitment to acquire, any additional Securities. For the avoidance of doubt, if, during the Term, Sponsor or any Insider acquires ownership or voting control with respect to any additional Securities, then such Securities shall be subject to the terms of this Agreement to the same extent as if they had constituted Shares owned by Sponsor or such Insider as of the date hereof.

(e)            Compliance with Business Combination Agreement. Sponsor and each Insider agree that it shall use its commercially reasonable efforts to cooperate with SportsMap and the Company to effect the Merger and all other Transactions contemplated by the Business Combination Agreement and the Ancillary Documents.

(f)            Proxy Statement. During the Term, Sponsor and each Insider agree to provide to SportsMap, the Company and their respective Representatives any information regarding Sponsor and such Insider or the Securities that is reasonably requested by SportsMap, the Company or their respective Representatives for inclusion in the Proxy Statement.

(g)            Letter Agreement. During the Term, the Sponsor and each Insider agree not to amend, supplement, restate or otherwise modify or terminate, or take any action in violation of, the terms of the Insider Letter.

5.            Representations and Warranties. Each of Sponsor and each Insider hereby represents and warrants as of the date hereof to SportsMap and the Company (solely with respect to itself, himself or herself and not with respect to any other Person) as follows:

(a)            Binding Agreement. Such Person (i) if a natural person, is of legal age to execute this Agreement and is legally competent to do so and (ii) if not a natural person, is (A) a corporation, limited liability company, company or partnership duly organized and validly existing under the laws of the jurisdiction of its organization and (B) has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. If such Person is not a natural person, the execution and delivery of this Agreement, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby by such Person has been duly authorized by all necessary corporate, limited liability or partnership action on the part of such Person, as applicable. This Agreement, assuming due authorization, execution and delivery hereof by the other parties hereto, constitutes a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms (except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditor’s rights, and to general equitable principles). Such Person understands and acknowledges that the Company is entering into the Business Combination Agreement in reliance upon the execution and delivery of this Agreement by such Person.

(b)            Ownership of Securities. As of the date hereof, such Person has beneficial ownership over the type and number of the Securities set forth opposite such Person’s name on Schedule I hereto, as applicable, is the lawful owner of such Securities, has the sole power to vote or cause to be voted such Securities (to the extent such Securities have associated voting rights), and has good and valid title to such Securities, free and clear of any and all pledges, mortgages, encumbrances, charges, proxies, voting agreements, liens, adverse claims, options, security interests and demands of any nature or kind whatsoever, other than those imposed by, (i) this Agreement, (ii) the SportsMap Organizational Documents, (iii) the Business Combination Agreement and (iv) any applicable securities Laws, and, with respect to Sponsor only, (x) the Letter Agreement dated October 18, 2021, between SportsMap and the Sponsor, and (y) the Investment Management Trust Agreement dated October 18, 2021, between SportsMap and Continental Stock Transfer & Trust Company, in each case, as in effect on the date hereof. Except for the Securities set forth opposite such Person’s name on Schedule I hereto, as of the date of this Agreement, such Person is not a beneficial owner or record holder of any: (i) equity securities of SportsMap, (ii) securities of SportsMap having the right to vote on any matters on which the holders of equity securities of SportsMap may vote or which are convertible into or exchangeable for, at any time, equity securities of SportsMap or (iii) options, warrants or other rights to acquire from SportsMap any equity securities or securities convertible into or exchangeable for equity securities of SportsMap.

(c)            No Conflicts. No filing with, or notification to, any Governmental Entity, and no consent, approval, authorization or permit of any other person is necessary for the execution of this Agreement by such Person, the performance of its obligations hereunder or the consummation by it of the transactions contemplated hereby. None of the execution and delivery of this Agreement by such Person, the performance of its obligations hereunder or the consummation by it of the transactions contemplated hereby shall (i) conflict with or result in any breach of the certificate of incorporation, bylaws or other comparable organizational documents of SportsMap or such Person, if applicable, (ii) result in, or give rise to, a violation or breach of or a default under any of the terms of any Contract or obligation to which such Person is a party or by which such Person or any of the Securities or its other assets may be bound, or (iii) violate any applicable Law or Order applicable to such Person, except for any of the foregoing in clauses (i) through (iii) as would not reasonably be expected to impair such Person’s ability to perform its obligations under this Agreement in any material respect.

(d)            No Inconsistent Agreements. Such Person hereby covenants and agrees that, except for this Agreement, which will be terminated at the Closing, such Person (i) has not entered into, and will not enter into at any time while this Agreement remains in effect, any voting agreement or voting trust with respect to the Securities inconsistent with such Person’s obligations pursuant to this Agreement, (ii) has not granted and will not grant at any time while this Agreement remains in effect, a proxy, a consent or power of attorney with respect to the Securities, and (iii) has not entered into any agreement or knowingly taken any action, and will not enter into any agreement or knowingly take any action that would have the effect of preventing such Person from performing any of its material obligations under this Agreement.

6.            Termination. Notwithstanding anything to the contrary contained herein, this Agreement shall automatically terminate, and none of SportsMap, the Company, Sponsor, or any Insider shall have any rights or obligations hereunder, upon the earliest to occur of (i) as to an Insider, the mutual written consent of SportsMap, Sponsor, the Company and such Insider, (ii) the Effective Time (following the performance of the obligations of the parties hereunder required to be performed at or prior to the Effective Time), and (iii) the date of termination of the Business Combination Agreement in accordance with its terms (such earliest time, the “Expiration Time”). “Term” shall mean the period commencing on the date of this Agreement and ending on the Expiration Time. Upon such termination of this Agreement, all obligations of the parties under this Agreement will terminate, without any liability or other obligation on the part of any Party to any Person in respect hereof or the transactions contemplated hereby, and no Party shall have any claim against another (and no Person shall have any rights against such Party), whether under contract, tort or otherwise, with respect to the subject matter hereof; provided, however, that the termination of this Agreement shall not relieve any Party from liability arising in respect of any breach of this Agreement prior to such termination. Notwithstanding anything to the contrary herein, the provisions of this Section 6 shall survive the termination of this Agreement.

7.            Entire Agreement; Assignment. This Agreement (together with the Business Combination Agreement and the Ancillary Documents) constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof; provided that, for the avoidance of doubt, this Agreement shall not be deemed to supersede the Insider Letter. Except in connection with a Permitted Transfer, neither this Agreement nor any of the rights, interests or obligations hereunder will be assigned (including by operation of law) without the prior written consent of the parties hereto. Any attempted assignment of this Agreement not in accordance with the terms of this Section 7 shall be void.

8.            Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of the Parties and their respective successors and permitted assigns and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

9.            Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Delaware. Each of the Parties irrevocably and unconditionally submits to the exclusive jurisdiction of the Chancery Court of the State of Delaware (or, if the Chancery Court of the State of Delaware declines to accept jurisdiction, any state or federal court within the State of Delaware), for the purposes of any Proceeding, claim, demand, action or cause of action (a) arising under this Agreement or (b) in any way connected with or related or incidental to the dealings of the parties in respect of this Agreement or any of the transactions contemplated hereby, and irrevocably and unconditionally waives any objection to the laying of venue of any such Proceeding in any such court, and further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Proceeding has been brought in an inconvenient forum. Each Party hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any Proceeding claim, demand, action or cause of action against such Party (i) arising under this Agreement or (ii) in any way connected with or related or incidental to the dealings of the Parties in respect of this Agreement or any of the transactions contemplated hereby or any of the transactions contemplated thereby, (A) any claim that such Party is not personally subject to the jurisdiction of the courts as described in this Section 9 for any reason, (B) that such Party or such Party’s property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (C) that (x) the Proceeding, claim, demand, action or cause of action in any such court is brought against such Party in an inconvenient forum, (y) the venue of such Proceeding, claim, demand, action or cause of action against such Party is improper or (z) this Agreement, or the subject matter hereof, may not be enforced against such Party in or by such courts. Each Party hereto agrees that service of any process, summons, notice or document by registered mail to such Party’s respective address set forth herein shall be effective service of process for any such Proceeding, claim, demand, action or cause of action.

10.            WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY PROCEEDING, CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (I) ARISING UNDER THIS AGREEMENT OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE. EACH PARTY HERETO HEREBY AGREES AND CONSENTS THAT ANY SUCH PROCEEDING, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. EACH PARTY HERETO CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (D) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 13.

11.            Interpretation. The term “this Agreement” means this Sponsor Letter Agreement together with the schedules and exhibits hereto, as the same may from time to time be amended, modified, supplemented or restated in accordance with the terms hereof. The headings set forth in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement. No Party, nor its respective counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions hereof, and all provisions of this Agreement shall be construed according to their fair meaning and not strictly for or against any Party. Unless otherwise indicated to the contrary herein by the context or use thereof: (a) the words, “herein,” “hereto,” “hereof” and words of similar import refer to this Agreement as a whole, including the Schedules, and not to any particular section, subsection, paragraph, subparagraph or clause set forth in this Agreement; (b) masculine gender shall also include the feminine and neutral genders, and vice versa; (c) words importing the singular shall also include the plural, and vice versa; (d) the words “include,” “includes” or “including” shall be deemed to be followed by the words “without limitation”; (e) the word “or” is disjunctive but not necessarily exclusive; (f) the words “writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form; (g) the word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”; (h) all references to Articles, Sections or Schedules are to articles, sections and schedules of this Agreement; and (i) all references to any Law will be to such Law as amended, supplemented or otherwise modified or re-enacted from time to time.

12.            No Recourse. This Agreement may only be enforced against, and any action for breach of this Agreement may only be made against, the Parties, and without limiting the generality of the foregoing, none of the Representatives of SportsMap or the Company shall have any liability arising out of or relating to this Agreement, the negotiation thereof or its subject matter, or the transactions contemplated hereby, including with respect to any claim (whether in tort, contract or otherwise) for breach of this Agreement or in respect of any written or oral representations made or alleged to be made in connection herewith (except as expressly provided herein) or for any actual or alleged inaccuracies, misstatements or omissions with respect to any information or materials of any kind furnished by the Company or SportsMap concerning the Company, any SportsMap Party, this Agreement or the transactions contemplated hereby.

13.            Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given) by delivery in person, by e-mail (having obtained electronic delivery confirmation thereof (i.e., an electronic record of the sender that the e-mail was sent to the intended recipient thereof without an “error” or similar message that such e-mail was not received by such intended recipient)), or by registered or certified mail (postage prepaid, return receipt requested) (upon receipt thereof) to the other parties as follows, or to such other address as the Party to whom notice is given may have previously furnished to the others in writing in the manner set forth below:

If to SportsMap, to: SportsMap Tech Acquisition Corp. 5353 West Alabama, Suite 415 Houston, TX 77056 Attn: David Gow Email: david.gow@gowmedia.com	with a copy (which will not constitute notice) to: ArentFox Schiff LLP 1717 K Street NW Washington, DC 20006 Attn: Ralph de Martino Email: ralph.demartino@afslaw.com
If to Sponsor, to: SportsMap, LLC. 5353 West Alabama, Suite 415 Houston, TX 77056 Attn: David Gow Email: david.gow@gowmedia.com	with a copy (which will not constitute notice) to: ArentFox Schiff LLP 1717 K Street NW Washington, DC 20006 Attn: Ralph de Martino Email: ralph.demartino@afslaw.com
If to the Company, to: Infrared Cameras Holdings, Inc. 2105 W Cardinal Beaumont, TX 77705 Attn: Gary Strahan Email: gary.strahan@infraredcameras.com with a copy (which will not constitute notice) to:

Latham & Watkins LLP

811 Main Street, Suite 3700

Houston, TX 77002

Attn: Nick Dhesi

Email: Ramnik.Dhesi@lw.com

Latham & Watkins LLP

650 Town Center Drive, 20th Floor

Costa Mesa, CA 92626

Attn: Drew Capurro

Email: Drew.Capurro@lw.com

If to an Insider, to: the address set forth under such Insider’s name on Schedule I hereto, with a copy (which will not constitute notice) to, if not the Party sending the notice, each of the Company and SportsMap (and each of their copies for notices hereunder).

14.            Amendments. This Agreement may be amended or modified only by a written agreements executed and delivered by SportsMap, the Company, Sponsor and each Insider. This Agreement may not be modified or amended except as provided in the immediately preceding sentence and any purported amendment by any of the parties hereto effected in a manner which does not comply with this Section 13 shall be void, ab initio.

15.            Extension; Waiver. Any agreement on the part of any Party hereto to (i) extend the time for the performance of any of the obligations or other acts of another Party hereto set forth herein, (ii) waive any inaccuracies in the representations and warranties of another Party set forth herein or (iii) waive compliance by another party hereto with any of the agreements or conditions set forth herein, in each case, shall be valid only if set forth in a written instrument signed on behalf of such Party. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition of this Agreement. The failure of any Party to assert any of its rights hereunder shall not constitute a waiver of such rights.

16.            Severability. Whenever possible, each provision of this Agreement will be interpreted in such a manner as to be effective and valid under applicable Law, but if any term or other provision of this Agreement is held to be invalid, illegal or unenforceable under applicable Law, all other provisions of this Agreement shall remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision of this Agreement is invalid, illegal or unenforceable under applicable Law, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

17.            Specific Performance. The parties hereto acknowledge that such Party’s obligations under this Agreement are unique, each Party recognizes and affirms that in the event of a breach of this Agreement by such Party, money damages will be inadequate and other parties hereto will not have adequate remedy at law, and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by a Party in accordance with their specific terms or were otherwise breached. Accordingly, each Party shall be entitled to an injunction or specific performance or other equitable relief to prevent breaches of this Agreement by the other parties and to enforce specifically the terms and provisions hereof, without the requirement to post any bond or other security or to prove that money damages would be inadequate, this being in addition to any other right or remedy to which such Party may be entitled under this Agreement, at law or in equity.

18.            Expenses. All fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be allocated in accordance with Section 8.6 of the Business Combination Agreement.

19.            No Partnership, Agency or Joint Venture. This Agreement is intended to create a contractual relationship among each Insider, Sponsor, the Company and SportsMap, and is not intended to create, and does not create, any agency, partnership, joint venture or any like relationship among the parties hereto. Nothing contained in this Agreement shall be deemed to vest in the Company, Sponsor or SportsMap any direct or indirect ownership or incidence of ownership of or with respect to any Securities.

20.            Counterparts; Electronic Signatures. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by e-mail, scanned pages or other electronic imaging (including “pdf,” “tif,” “jpg,” DocuSign, AdobeSign or other similar electronic transmission) shall be effective as delivery of a manually executed counterparty to this Agreement.

[signature page follows]

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

SPORTSMAP TECH ACQUISITION CORPORATION

By:	/s/ David Gow
Name: David Gow
Title: Chief Executive Officer

Signature Page to Sponsor Letter Agreement

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

SPONSOR

SPORTSMAP LLC

By:	/s/ David Gow
Name: David Gow
Title: Manager

Signature Page to Sponsor Letter Agreement

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

INSIDERS

/s/ BRADLEY W. BAKER
BRADLEY W. BAKER

/s/ MATTHEW DAY
MATTHEW DAY

/s/ STEVE DYER
STEVE DYER

/s/ DAVID FARINA
DAVID FARINA

/s/ KEVIN HARRIS
KEVIN HARRIS

/s/ WILLIAM F. HARTFIEL III
WILLIAM F. HARTFIEL III

/s/ DONALD RYAN HULSTRAND
DONALD RYAN HULSTRAND

/s/ JOHN LIPMAN
JOHN LIPMAN

/s/ JAMES ZAVORAL
JAMES ZAVORAL

Signature Page to Sponsor Letter Agreement

THE AMG TRUST ESTABLISHED 01/23/2007

By:	/s/ Aaron M Gurewitz
Name: Aaron M Gurewitz
Title: Trustee

BYRON ROTH LLC

By:	/s/ Byron Roth
Name: Byron Roth
Title: Manager

CR FINANCIAL HOLDINGS, INC

By:	/s/ Gerald L. Mars
Name: Gerald L. Mars
Title: CFO

Signature Page to Sponsor Letter Agreement

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

COMPANY

INFRARED CAMERAS HOLDINGS, INC.

By:	/s/ Gary Strahan
Name: Gary Strahan
Title: Chief Executive Officer

Signature Page to Sponsor Letter Agreement

SCHEDULE 1

(intentionally omitted)